AB CORPORATE SHARES

-AB Corporate Income Shares

(ACISX)

-AB Impact Municipal Income Shares

(ABIMX)

-AB Municipal Income Shares

(MISHX)

-AB Taxable Multi-Sector Income Shares

(CSHTX)

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION
August 30, 2024

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current prospectus (the “Prospectus”), dated August 30, 2024, for the AB Corporate Income Shares (“Corporate Income Shares”), the AB Impact Municipal Income Shares (“Impact Municipal Income Shares”), the AB Municipal Income Shares (“Municipal Income Shares”), the AB Taxable Multi-Sector Income Shares (“Taxable Multi-Sector Income Shares” and together with Corporate Income Shares, Impact Municipal Income Shares and Municipal Income Shares, each a “Fund” and collectively, the “Funds”) of AB Corporate Shares (the “Company”). Financial Statements for the fiscal year ended April 30, 2024 for the Funds are included in each Fund’s annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and each Fund’s annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above.

TABLE OF CONTENTS

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

The Company is an open-end investment company whose shares are offered in separate series referred to as portfolios. The Company is comprised of four portfolios: Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies.

Except as otherwise noted, the Funds’ investment objective and policies described below are not “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may, therefore, be changed by the Board of Trustees of the Company (the “Board” or the “Trustees”) without shareholder approval. However, no Fund will change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. As a matter of fundamental policy, Municipal Income Shares and Impact Municipal Income Shares invest, under normal circumstances, at least 80% of their net assets in municipal securities that pay interest that is exempt from federal income tax. Whenever any investment policy or restriction states a percentage of a Fund’s assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Contingent Value Rights

The Funds may hold contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be issued to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends

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or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company. Risks associated with investing in CVRs are generally similar to risks associated with the use of purchased options, such as the risk that the required trigger does not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they typically are not registered under the federal securities laws and are generally non-transferable or difficult to transfer, as well as involving counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which may be hampered by incomplete or unavailable relevant information, increasing the risk of mispricing or improper valuation.

Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives—options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund, are described below. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the

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underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps), or index for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Pursuant to Commodity Futures Trading Commission (“CFTC”) regulations, certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

-- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund’s interest.

-- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of

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the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

-- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by AllianceBernstein L.P. (the “Adviser”), and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

-- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, the Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing

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member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

-- Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

-- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

-- Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets permitted by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Rule 18f-4 requires certain funds, among other things, to adopt a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a limit on fund leverage risk based on value-at-risk, or “VaR.” Funds that use derivatives in a limited amount are not subject to the full requirements of Rule 18f-4. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution

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facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not fully clear how the OTC derivatives market will ultimately adapt to the evolving European regulatory regime for OTC derivatives.

-- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser, with respect to the Funds, has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Funds’ derivatives use and such Funds are not currently subject to these recordkeeping, reporting and disclosure requirements.

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Use of Options, Futures Contracts, Forwards and Swaps by a Fund

– Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Taxable Multi-Sector Income Shares may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

— Options on Securities. A Fund may write and purchase call and put options on securities, including municipal and U.S. Government securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the

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underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

A Fund may also purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund also may, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

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By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Funds may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

— Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of

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leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

— Options on Foreign Currencies. Taxable Multi-Sector Income Shares may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

Taxable Multi-Sector Income Shares may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

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Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, Taxable Multi-Sector Income Shares may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. The Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although Taxable Multi-Sector Income Shares will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

— Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or, for Taxable Multi-Sector Income Shares, currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended

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investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Taxable Multi-Sector Income Shares may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, Taxable Multi-Sector Income Shares could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Taxable Multi-Sector Income Shares may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with

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respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

Taxable Multi-Sector Income Shares may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or

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changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

– Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

Corporate Income Shares will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing less than 80% of its net assets in corporate bonds and other corporate debt securities.

– Currency Swaps. Taxable Multi-Sector Income Shares may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of

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payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with a Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

— Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above only with counterparties who have credit ratings of at least A- (or the equivalent by any NRSRO) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

– Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price

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Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

– Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Additionally, swap values can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin initially deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of the position, or to assess the exposure to risk associated with the position.

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– Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits, and are subject to the same limitations and risks as other futures contracts and options. A Fund may use Eurodollar instruments to hedge against changes in the reference rate.

– Currency Transactions. Taxable Multi-Sector Income Shares may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made and a Fund assumes the rights and risks of ownership of the security but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund’s volatility of returns.

The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, Taxable Multi-Sector Income Shares may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete or settle when-issued or forward transactions at prices inferior to the then current market values.

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When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of the Fund’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than a Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Governmental Obligations

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than U.S. Dollars, its ability to make debt payments denominated in U.S. Dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral

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organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Illiquid Securities

A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could adversely affect the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Insured Bonds

Impact Municipal Income Shares and Municipal Income Shares may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, Assured Guaranty Municipal Corp. (“AGM”) is the insurer most actively writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. (“Assured”). In addition, Build America Mutual Assurance Company (“BAM”) insures newly issued municipal bonds. BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. Prior to the 2008-2009 financial crisis, there were several other insurers writing

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policies on municipal bonds, but the ratings of these insurers have been downgraded (in most cases, severely downgraded) and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they generally are no longer writing new policies. These insurers include National Public Finance Guarantee Corporation (“National”), a wholly-owned subsidiary of MBIA Inc. (“MBIA”); Financial Guaranty Insurance Company (“FGIC”); Ambac Assurance Corporation (“Ambac”), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation (“ACA”); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) (“Radian”), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. (“Syncora”) (formerly, XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly, Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) (“CIFG NA”); and Berkshire Hathaway Assurance Corporation (“BHAC”), a wholly-owned subsidiary of Berkshire Hathaway Inc. As noted above, these insurers have been downgraded and it is possible that additional downgrades may occur. NRSRO ratings reflect the respective NRSRO’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable NRSRO. The ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the NRSROs. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the bonds.

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by Impact Municipal Income Shares and Municipal Income Shares may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Investments in Exchange Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed income, commodities and foreign currencies markets. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which are based on supply and demand in the market for the ETFs shares, may differ

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from their NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Funds may invest, and have invested from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETF investments, if a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to that Fund’s expenses. A Fund’s investments in other investment companies, including ETFs, subject the Fund indirectly to the underlying risks of those investment companies.

To the extent that a Fund is an “acquired fund” for purposes of Rule 12d1-4, the Fund intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Loans of Portfolio Securities

A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan–). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

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A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. A Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote securities that are loaned, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When a Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Loan Participations and Assignments

A Fund may invest in loans (which may be syndicated) to corporate, governmental, or other borrowers (“Loans”), either by participating as co-lender at the time the Loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A Loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund’s investments may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

A Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade by a NRSRO.

When a Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private

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negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Loans in which a Fund may invest may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Mortgage-Related, Other Asset-Backed and Structured Securities

The mortgage-related securities in which the Funds, except for Corporate Income Shares, which is not permitted to invest in asset-backed or mortgage-backed securities, may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the

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individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. The compounding effect from reinvestment of monthly payments received by a Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration, FHA-insured or Veterans Administration-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments

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made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” ( in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage

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loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation. A Fund may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. ARMS, another type of mortgage-related security, bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than

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anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government-sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multi-family or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to

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greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the

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fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. Taxable Multi-Sector Income Shares may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables are being securitized in structures similar to the structures used in mortgage securitizations. For example, Taxable Multi-Sector Income Shares may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade by a NRSRO or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the

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balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Securities. Taxable Multi-Sector Income Shares may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Funds’ investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Taxable Multi-Sector Income Shares is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Municipal Securities

Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares invest in municipal securities. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event the Fund invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

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Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may invest a portion of their assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or “cap”. Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

The Funds may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

The Funds may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. The Funds may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction

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Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

The Funds may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of the Fund’s investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. Other features may include the right of the Fund to tender the security prior to its stated maturity. The Funds will not purchase an asset-backed or derivatives security of the type discussed in this paragraph unless they have opinion of counsel in connection with the purchase that interest earned by the Funds from the securities is exempt from, as applicable, federal and state income taxes.

Municipal notes in which the Funds may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days’ notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer

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than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of NRSROs represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund’s portfolio.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. However, the Funds do not have any restrictions on the maturity of municipal securities in which they may invest. The Funds will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Fund’s respective investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

The Funds may invest in municipal securities rated below investment grade or unrated municipal securities. These securities may present a substantial risk of default or may be in default at the time of purchase. See “Certain Risk and Other Considerations – Investments in Lower-Rated and Unrated Instruments” below.

After purchase by a Fund, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by a Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund’s quality criteria as described in the Prospectus.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such

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obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of the Fund would be affected. Additionally, Impact Municipal Income Shares and Municipal Income Shares’ investment objective and policies would be reevaluated.

Preferred Stock

Corporate Income Shares and Taxable Multi-Sector Income Shares may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying

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securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Fund enters into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements involve sales by Impact Municipal Income Shares and Taxable Multi-Sector Income Shares of portfolio assets concurrently with an agreement by each Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, each Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that each Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to each Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to Impact Municipal Income Shares and Taxable Multi-Sector Income Shares by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by each Fund. By entering into reverse repurchase agreements, Impact Municipal Income Shares and Taxable Multi-Sector Income Shares obtain additional cash to invest on other securities. Impact Municipal Income Shares and Taxable Multi-Sector Income Shares may use reverse repurchase agreements for borrowing purposes if the Fund believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow each Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Fund on the reverse repurchase transactions.

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Dollar rolls involve sales by Taxable Multi-Sector Income Shares of securities for delivery in the current month and a Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Similar to reverse repurchase agreements, dollar rolls create leverage because the Fund uses the sale proceeds during the roll period to make investments in other fixed-income securities.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

Taxable Multi-Sector Income Shares may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings

The ratings of fixed-income securities by NRSROs such as Moody’s Investors Service, Inc. (“Moody's”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”) and DBRS Morningstar are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities that are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.

Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection

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afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objectives and policies.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSROs may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Fund, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch).

The Adviser will try to reduce the risk inherent in a Fund’s investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Funds that invest in high-yielding securities, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

In the event that the credit rating of a security held by Corporate Income Shares and Taxable Multi-Sector Income Shares is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

Short Sales

A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of sale. Corporate Income Shares may effect a short sale only when it has through ownership the right to obtain securities of equivalent kind or amount held as long as it is in a short position. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the

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obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Standby Commitment Agreements

A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

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Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

-Structured Notes and Indexed Securities: The Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

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-Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

-Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Tender Option Bond (“TOB”) Transactions

Impact Municipal Income Shares and Municipal Income Shares may each enter into and have, from time to time, entered into TOB transactions in which a Fund transfers municipal securities into a special purpose entity (the “Trust”). The Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the Trust in

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return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the Trust, which may include payments to the trustee and the liquidity provider and organizational costs. Each Fund receives cash proceeds from the Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

Each Fund, as the holder of the residual inverse floaters, has full exposure to any increase or decrease in the value of the Trust’s underlying municipal securities. Inverse floaters generally will underperform the market of fixed-rate debt securities in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate debt securities when interest rates decline or remain relatively stable. The price of the inverse floaters will be more volatile than that of the underlying municipal securities because the interest rate is dependent on not only the fixed coupon rate of the underlying municipal securities, but also on the short-term interest rate paid on the floaters. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate debt securities with comparable credit quality, call provisions and maturity.

Service providers are often engaged to assist with establishing, structuring and sponsoring TOB trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents, may act at the direction, and as agent, of a fund holding residual interests of the TOB trust. To the extent a Fund, rather than a third-party bank or financial institution serves as the sponsor of a TOB trust, the Fund’s responsibilities under such an arrangement may give rise to certain risks including compliance, securities laws and operational risks.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government

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agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration, the Small Business Administration and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and POs and certain SMRS. Zero-coupon securities are described in more detail in “Zero-Coupon Securities” below, and SMRS and POs are described in more detail in “Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities – Stripped Mortgage-Related Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Corporate Income Shares may only invest up to 10% of its assets in inflation-protected securities.

Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do

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not guarantee the securities’ yield or value or the yield or value of the shares of the Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating-Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the U.S., which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by a Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, a number of banks and brokerage firms have separated (“stripped”) the principal portion (“corpus”) from the coupon portion of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

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Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year, and this distribution of “phantom income” may be taxable to shareholders. A Fund’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), or borrow money, if necessary, and either of these options could reduce fund assets available to purchase other income-producing securities. A Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on the underlying securities held by the custodian, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include municipal securities, U.S. Government securities or other types of securities consistent with a Fund’s investment objective and principal investment strategy. Custodial receipts may be issued in connection with the restructuring of insured municipal bonds deposited with a custodian. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for

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more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

Certain Risk and Other Considerations

Borrowings and Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of certain derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect a Fund’s net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting a Fund’s NAV. The value of an inverse floater can be more volatile than the value of other debt securities of comparable maturity and quality. During periods of rising interest rates, the prices of inverse floaters will tend to decline more quickly than those of conventional fixed-rate debt securities. In certain circumstances, adverse changes in interest rates or other events could cause a TOB trust to terminate or collapse, potentially requiring a Fund to liquidate longer-term municipal securities at unfavorable prices to meet the Trust’s outstanding obligations.

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Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund.

Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Investments in Lower-Rated and Unrated Instruments. Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares may invest in lower-rated securities (commonly referred to as “junk bonds”), which may include securities having the lowest rating for non-subordinated debt securities by a NRSRO and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Funds’ assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Funds may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment

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expectations. If an issuer exercises such a “call option” and redeems the security, the Funds may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Non-rated municipal securities will also be considered for investment by Impact Municipal Income Shares and Municipal Income Shares when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

In seeking to achieve a Fund’s investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund’s portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

U.S. Corporate Fixed-Income Securities. A Fund may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund’s investment objectives. A Fund’s rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in

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some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which a Fund may invest and could adversely affect the Funds’ assets should these conditions or events recur.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

In addition, military conflicts and wars, such as Russia’s large-scale invasion of Ukraine and the war between Israel and Hamas, and responses to such conflicts by governments

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and intergovernmental organizations have resulted, and may continue to result, in market disruptions in the regions and globally. Future market disruptions are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas.

Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by Taxable Multi-Sector Income Shares could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “U.S. Federal Income Taxation of the Dividends, Distributions, and the Funds”.

Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many securities of foreign issuers, there are U.S. Dollar-denominated American Depositary Receipts (“ADRs”) that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Taxable Multi-Sector Income Shares may purchase foreign securities directly, as well as through ADRs.

Investments in China (applicable to Taxable Multi-Sector Income Shares). Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese securities markets; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing

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importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Fund to decrease significantly; and political unrest. In addition, a Fund’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore the value of investments by the Fund in securities of those companies. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China's economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Funds invest, and may prohibit or limit the Funds’ ability to invest in securities of certain Chinese issuers or require the Funds’ sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the Fund’s performance.

The Fund may obtain economic exposure to Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the New York Stock Exchange (the “Exchange”) or NASDAQ) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE do not provide investors in the shell company with the rights they would have through direct equity ownership, and a

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foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant and possibly complete and permanent loss, and in turn, adversely affect the Fund’s returns and NAV.

The Fund may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program (“Bond Connect”). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for the Fund. Investing in the CIBM will also expose the Fund to renminbi currency risks. The ability to hedge renminbi currency risks may be limited.  In addition, given the renminbi is subject to exchange

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control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

Additional Risks of Futures Contracts, Options on Futures Contracts, Swaps, Forward Currency Exchange Contracts and Options on Foreign Currencies. Unlike transactions entered into by Taxable Multi-Sector Income Shares in futures contracts, swaps, options on foreign currencies and forward currency exchange contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting Taxable Multi-Sector Income Shares to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise. In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii)

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lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

Foreign Currency Transactions. Taxable Multi-Sector Income Shares may invest, sometimes substantially, in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, the Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund’s income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether, and to what extent, the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Funds’ total assets adjusted to reflect the Funds’ net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Funds will be more susceptible to the risk of adverse economic and political developments within those countries.

Taxable Multi-Sector Income Shares will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements.

If the value of the foreign currencies in which Taxable Multi-Sector Income Shares receive income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in

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U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which Taxable Multi-Sector Income Shares will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations. In addition, countries that issue debt obligations denominated in a foreign currency and countries that do not have their own currency (e.g., Eurozone countries) may have a higher risk of default than other countries, because such countries cannot issue local currency to pay such obligations.

Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Investing in sovereign debt obligations involves economic and political risks. The sovereign debt obligations in which the Fund will invest in most cases pertain to countries that are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Central banks and other governmental authorities which control the servicing of sovereign debt obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of sovereign debt obligations may default on their obligations. Defaults on certain sovereign debt obligations have occurred in the past. Holders of certain sovereign debt obligations may be

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requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of sovereign debt obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of a country to repay sovereign debt obligations is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its sovereign debt obligations.

Taxable Multi-Sector Income Shares is permitted to invest in sovereign debt obligations of issuers that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund’s investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

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Future Developments

The Funds may take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds’ investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Merger, Reorganization, or Liquidation of a Fund

To the extent permitted by law, the Board may determine to merge or reorganize a Fund or a share class, or to close and liquidate a Fund or a share class at any time, which may have adverse consequences for shareholders. In the case of a liquidation of a Fund or share class, shareholders are expected to receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund or the class, as applicable. In the event the Board determines to liquidate a Fund or a share class, the timing of the liquidation might not be the most favorable to certain shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon a shareholder’s basis in the shareholder’s shares of the Fund. A shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Participation in Legal and Other Activities

A Fund may, directly or indirectly, seek to assert its rights as a shareholder, bondholder or owner of interests or assets in an issuer in which the Fund has invested, including through instituting legal actions against the issuer and related parties. To the extent it engages in these activities, the Fund could incur certain expenses (such as legal, consulting, and similar expenses) that it may not recoup through the investment, and such expenses could increase the Fund’s operating expenses or cost basis of the investment and could adversely affect its investment and the Fund’s net asset value. From time to time, a Fund may seek to reduce or eliminate these expenses by coordinating its activities with other investors or by agreeing with a party engaged to fund the legal action to reduce any potential recovery from the matter to compensate such party for its services.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental policies may not be changed without approval by the vote of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, Corporate Income Shares:

1. may not issue any senior securities as defined in the 1940 Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments may be considered senior securities);

2. may not effect a short sale of any security except when it has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as it is in a short position;

3. may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

4. may not purchase real estate or mortgages; however, the Fund may, as appropriate and consistent with its investment policies and other investment restrictions,

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buy securities of issuers which engage in real estate operations and securities which are secured by interests in real estate (including partnership interests and shares of real estate investment trusts), and may hold and sell real estate acquired as a result of ownership of such securities;

5. may purchase or sell commodities or options thereon to the extent permitted by applicable law;

6. may not purchase any security on margin or borrow money, except that this restriction shall not apply to borrowing from banks for temporary purposes, to the pledging of assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in the Fund (but not for leveraging purposes), to margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies, or, transactions in interest rate swaps, caps and floors; or

7. may not make loans (including lending cash or securities), except that the Fund may make loans of portfolio securities not exceeding 33⅓% of the value of the Fund’s total assets, including for these purposes any collateral received by the Fund from the other party. This restriction does not prevent the Fund from purchasing debt obligations in which the Fund may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper, or publicly-traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

In addition, Corporate Income Shares, as a matter of fundamental policy, will not “concentrate” investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities. This means that the Fund will not make an investment in an industry if that investment would make the Fund’s holdings in that industry exceed 25% of the Fund's assets. The U.S. Government, its agencies and instrumentalities are not considered members of any industry.

As a matter of fundamental policy, each of Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares:

1.       may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2.       may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to

59

time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3.       may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4.       may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

5.       may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

6.       may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

As a fundamental policy, each Fund is diversified (as that term is defined in the1940 Act). This means that at least 75% of the Fund’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies

The following is a description of operating policies that Corporate Income Shares has adopted but that are not fundamental and are subject to change without shareholder approval.

Corporate Income Shares will not:

1. Invest more than 15% of its net assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements not terminable within seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the

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Securities Act, so long as such securities meet liquidity guidelines established from time to time by the Board;

2. Trade in foreign exchange;

3. Acquire securities of any company that is a securities broker or dealer, a securities underwriter, an investment adviser of an investment company, or an investment adviser registered under the Investment Advisers Act of 1940 (other than any such company that derives no more than 15% of its gross revenues from securities related activities), except that the Fund may invest, in accordance with Rule 12d3-1 under the 1940 Act, up to 5% of its total assets in any such company provided that it owns no more than 5% of the outstanding equity securities of any class plus 10% of the outstanding debt securities of such company;

4. Make an investment in order to exercise control or management over a company; or

5. Invest in asset-backed or mortgage-backed securities, including asset-backed or mortgage-backed securities issued by U.S. Government agencies. The Fund may, however, invest up to 10% of its net assets in inflation-protected securities.

The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

The following are descriptions of operating policies that Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares have adopted but that are not fundamental and are subject to change without shareholder approval.

Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Investment Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2024, totaling approximately $770 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of June 30, 2024, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	59.7%
AllianceBernstein Holding L.P.	39.6
Unaffiliated holders	0.7
100.0%

Equitable Holdings, Inc. (formerly named AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of June 30, 2024, EQH owned approximately 3.5% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding LP (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 61.1% economic interest in the Adviser as of June 30, 2024.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

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Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Funds’ investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

Investment Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser to each of the Funds and continuously furnishes an investment program for the Funds and manages, supervises and conducts the affairs of the Funds, subject to the oversight of the Board.

Under the Investment Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund’s portfolio of securities and investments, and provides persons satisfactory to the Board to serve as the Funds’ officers. Such officers or employees may be employees of the Adviser or the affiliates.

Under the terms of the Investment Advisory Agreement, the Funds pay no fees to the Adviser. You should be aware, however, that each Fund is an integral part of “wrap-fee” programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services. If you are a participant in a wrap fee program or other similar fee-based investment program, you should read carefully the wrap-fee brochure or other literature provided to you by your investment adviser. The brochure or literature is required to include information about the fees charged by your adviser and the fees paid by your adviser to the Adviser.

Each Fund has, under the Investment Advisory Agreement, assumed the obligation for payment of certain of its other expenses, including any taxes levied against a Fund, brokerage fees, commissions in connection with the purchase and sale of portfolio securities, leverage expenses and other extraordinary expenses. A Fund may employ its own personnel to perform services other than those specifically provided to the Fund by the Adviser. For such services it may also utilize or employ personnel employed by the Adviser.

The Investment Advisory Agreement continues in effect from year to year, provided that its continuance is specifically approved at least annually by majority vote of a Fund’s outstanding voting securities or by the Board, and in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Investment Advisory Agreement for each Fund was approved for an additional term by the Board, including a majority of the Trustees who are not parties to the

63

Investment Advisory Agreement or interested persons of any such party, at their meeting held on July 30-31, 2024.

In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until August 31, 2025 and may only be terminated or changed with the consent of the Fund’s Trustees. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days’ prior to the end of the period. To the extent that the Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio.

Any material amendment to the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice, by vote of a majority of the outstanding voting securities of a Fund, by a vote of a majority of the Trustees, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of assignment. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund (“AMMAF”), and AllianceBernstein National Municipal Income Fund, Inc., all closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc. and Sanford C. Bernstein Fund, Inc. (the “SCB Funds”) and AMMAF, are referred to collectively below as the “AB Funds”.

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Board of Trustees Information

Certain information concerning the Funds’ Trustees and the Advisory Board member is set forth below.

NAME, ADDRESS,* AGE AND (YEAR SERVICE BEGAN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD

INDEPENDENT TRUSTEES

Garry L. Moody,# Chairman of the Board 72 (2008)

Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of its Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committees of such Funds from 2008 to February 2023.

	81	None

Jorge A. Bermudez,# 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial	81	Moody’s Corporation since April 2011

65

NAME, ADDRESS,* AGE AND (YEAR SERVICE BEGAN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD

services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.

Michael J. Downey,#, ^ 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	81	None

Nancy P. Jacklin,#, ^ 76 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the	81	None

66

NAME, ADDRESS,* AGE AND (YEAR SERVICE BEGAN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD

International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 until August 2023.

Jeanette W. Loeb,# 72 (2020)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and

	81	None

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NAME, ADDRESS,* AGE AND (YEAR SERVICE BEGAN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD

Nominating Committees of the AB Funds since August 2023.
Carol C. McMullen,# 69 (2016)

Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she also serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.

		81	None

Marshall C. Turner, Jr.,#, ^ 82 (2005)	Private Investor since prior to 2019. He is a former (2007-2020) director of Xilinx Inc. (programmable logic semi-conductors and adaptable,	81	None

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NAME, ADDRESS,* AGE AND (YEAR SERVICE BEGAN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD

intelligent computing) and former Chairman and CEO of DuPont Photomasks, Inc. (semi-conductor manufacturing equipment) from 1999-2000, and 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships and as a director of a number of public and private companies. He also has extensive non-profit board leadership experience, including as a former Chair of the Corporation for Public Broadcasting and the Smithsonian’s National Museum of Natural History, and currently serves on the board of the George Lucas Educational Foundation. He served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

INTERESTED TRUSTEE

Onur Erzan,+, ^ 1345 Avenue of the Americas New York, New York 10105 48 (2021)	Senior Vice President of the Adviser++, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021 and the AB ETFs as of May 5, 2022. He is also a	81	None

69

NAME, ADDRESS,* AGE AND (YEAR SERVICE BEGAN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD

member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management and consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

ADVISORY BOARD MEMBER
Emilie D. Wrapp,+ 68 (Appointed January 2024)	Private Investor since July 2023. Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser++ (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser++; Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2019 until June 2023. She has served as a member of the Advisory Board to the AB Funds since January 2024.	81	None

___________________

*	The address for each of the Company’s independent Trustees and the Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Trustees or Advisory Board member.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of her former role with the Adviser.
++	The Adviser is an affiliate of the Funds.
^	Effective December 31, 2024, Ms. Jacklin and Messrs. Downey, Erzan, and Turner will resign or retire as Trustees of the Company.

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Changes to the Board of Trustees, effective January 1, 2025. At a meeting held on July 18, 2024, shareholders of the Company elected Trustees in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitar.y Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Trustees effective December 31, 2024, and Mr. Erzan will resign as a Trustee effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Company elected four individuals, who are not current Trustees, to serve as Trustees effective January 1, 2025 (the “New Trustees-Elect”), who will serve on the Unitary Board with current Trustees Mses. Loeb and McMullen and Messrs. Bermudez and Moody (each of whom was also elected by shareholders at the July 18, 2024 meeting). Certain information concerning the New Trustees-Elect is set forth below.

NAME, ADDRESS,* AGE AND (YEAR SERVICE WILL BEGIN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX TO BE OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR- ELECT

INDEPENDENT TRUSTEES

R. Jay Gerken,^ 73 (January 2025)	Private Investor since prior to 2019. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He is Chair of the SCB Funds Board and the AMMAF Board since July 2023; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the	92	Associated Banc-Corp

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NAME, ADDRESS,* AGE AND (YEAR SERVICE WILL BEGIN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX TO BE OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR- ELECT

	Audit Committee of AMMAF from December 2018 to June 2023.

Jeffrey R. Holland,^ 58 (January 2025)	Private Investor since prior to 2019. Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and serves as Chair of the Audit Committees of such Funds since July 2023.	92	None
INTERESTED TRUSTEES

Alexander Chaloff,+, ^ 52 (January 2025)	Senior Vice President of the Adviser++, with which he has been associated since prior to 2019. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023.	92	None

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NAME, ADDRESS,* AGE AND (YEAR SERVICE WILL BEGIN**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX TO BE OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR- ELECT

Emilie D. Wrapp,+, ^ 68 (January 2025)	See biography above.	92	None
________________
*	The address for each of the Company’s Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Trustees.
+	Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of her former role with the Adviser.
++	The Adviser is an affiliate of the Funds.
^	Effective January 1, 2025, Ms. Wrapp and Messrs. Chaloff, Gerken and Holland will become Trustees of the Company; Ms. Wrapp will no longer serve as the Advisory Board member of the Company.

The business and affairs of the Funds are overseen by the Board. The Board has also established an Advisory Board, whose member assists the Board in a non-voting capacity in its oversight of the management of the Funds. The Board remains solely responsible for the oversight of management of the Funds. Trustees who are not “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Trustees”, and Trustees who are “interested persons” of the Funds are referred to as “Interested Trustees”. Certain information concerning the Funds’ governance structure and each Trustee is set forth below.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and

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in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Fund and other AB Funds as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he has served as Chair of the SCB Funds Board and AMMAF Board since July 2023, has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and serves as Chair of the Audit Committees of such Funds since July 2023; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 until August 2023; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and

74

former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank and has served as Chair of the Audit Committees of the AB Funds since February 2023; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as Chairman of the Governance Committee from October 2021 through September 2023, has served as a director or trustee of the AB Funds since 2008 and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, and has served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds since 2023; and Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022. The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on such Trustee any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such Trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Experience, Skills, Attributes, and Qualifications of Advisory Board Member. In addition to her service as an Advisory Board member of the Funds and other AB Funds as noted in the table above, Ms. Wrapp has extensive experience in the investment management industry, including formerly serving as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and Assistant General Counsel and Assistant Secretary of ABI. She also served as Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser and had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute. The disclosure herein of the Advisory Board member’s experience, qualifications, attributes and skills does not impose on such member any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such member as a member of the Advisory Board in the absence of such experience, qualifications, attributes and skills.

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Board Structure and Oversight Function. The Board is responsible for oversight of the management of the Funds. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the Funds’ investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Funds’ charter and bylaws. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Funds are required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk

76

management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), each Fund’s Chief Compliance Officer, each Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser’s risk management programs. In addition, the Trustees receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees -- an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, and Independent Directors Committees are identified above. The Advisory Board member is generally invited to attend all or portions of meetings of the committees.

The function of the Audit Committee is to assist the Board in its oversight of the Fund's accounting and financial reporting policies and practices. The Audit Committee of the Company met 3 times during the Funds’ most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Company met 3 times during the Funds’ most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Funds and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee’s ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Funds’ current Board members, officers, the Adviser, shareholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Funds’ common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information,

77

must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the Shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, and the candidate’s ability to qualify as an Independent Trustee or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Agreements. The Independent Directors Committee of the Company met 10 times during the Funds’ most recently completed fiscal year.

The dollar range of each Fund’s securities owned by each Trustee and the Advisory Board member and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Trustee and the Advisory Board member are set forth below. The dollar range of each Fund’s securities owned by each Trustee is the same for each of the Funds because the Fund is offered exclusively to certain accounts established under a wrap fee program or similar fee-based program and institutional advisory clients of the Adviser; the Trustees cannot purchase the Fund’s shares.

	DOLLAR RANGE OF EQUITY SECURITIES IN CORPORATE INCOME SHARES AS OF DECEMBER 31, 2023+	DOLLAR RANGE OF EQUITY SECURITIES IN IMPACT MUNICIPAL INCOME SHARES AS OF DECEMBER 31, 2023+
Director
Jorge A. Bermudez	None	None
Michael J. Downey	None	None
Onur Erzan	None	None
Nancy P. Jacklin	None	None
Jeanette W. Loeb	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Marshall C. Turner, Jr.	None	None

Advisory Board Member
Emilie D. Wrapp^	None	None

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	DOLLAR RANGE OF EQUITY SECURITIES IN MUNCIPAL INCOME SHARES AS OF DECEMBER 31, 2023+	DOLLAR RANGE OF EQUITY SECURITIES IN TAXABLE MULTI- SECTOR INCOME SHARES AS OF DECEMBER 31, 2023+
Director
Jorge A. Bermudez	None	None
Michael J. Downey	None	None
Onur Erzan	Over $100,000	None
Nancy P. Jacklin	None	None
Jeanette W. Loeb	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Marshall C. Turner, Jr.	None	None

Advisory Board Member
Emilie D. Wrapp^	None	None

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2023
Director
Jorge A. Bermudez	Over $100,000
Michael J. Downey	Over $100,000
Onur Erzan	Over $100,000
Nancy P. Jacklin	Over $100,000
Jeanette W. Loeb	Over $100,000
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000

Advisory Board Member
Emilie D. Wrapp^	None

_________________________________

+	The Fund is offered exclusively to certain accounts established under a wrap-fee program or similar fee-based program and institutional advisory clients of the Adviser.
^	Ms. Wrapp was appointed as an Advisory Board member of the Funds effective January 1, 2024.

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Officer Information

Certain information concerning the Funds’ officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Onur Erzan, 48	President and Chief Executive Officer	See biography above.
Nancy E. Hay, 52	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019, and Assistant Secretary of ABI**.
Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Jennifer Friedland, 50	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022).  Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

Michael B. Reyes, 48	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Phyllis J. Clarke, 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.
Corporate Income Shares
Timothy Kurpis, 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity and as a trader since prior to 2019.

Tiffanie Wong, 38	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to
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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

2019. She is also Director of Fixed Income Responsible Investing Portfolio Management; and Director of Global & US Investment Grade Credit.
Impact Municipal Income Shares
Matthew J. Norton, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer of Municipal Bonds.
Marc Uy, 43	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.
Municipal Income Shares
Daryl Clements, 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.
Matthew J. Norton, 41	Vice President	See above.
Andrew D. Potter, 39	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.
Taxable Multi-Sector Income Shares
Scott A. DiMaggio, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Head of Fixed-Income.
Matthew S. Sheridan, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director of US Multi-Sector Fixed-Income.

___________________

*        The address for each of the Funds’ Officers is 1345 Avenue of the Americas, New York, NY 10105.

**      The Adviser, ABI and ABIS are affiliates of the Funds.

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The Funds do not pay any fees to, or reimburse expenses of, their Trustees who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, except that the Funds will pay fees to, and reimburse expenses of, Ms. Wrapp commencing in 2025. The aggregate compensation paid to each of the Trustees and to the Advisory Board member by each Fund for the fiscal year ended April 30, 2024, the aggregate compensation paid to each of the Trustees and the Advisory Board member during calendar year 2023 by AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Trustees or the Advisory Board member serves as a director, trustee or advisory board member, are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors, trustees or advisory board members. Each of the Trustees and Advisory Board member is a director, trustee or advisory board member of one or more other registered investment companies in the AB Fund Complex.

Name of Trustee	Aggregate Compensation from Corporate Income Shares*	Aggregate Compensation from Impact Municipal Income Shares*	Aggregate Compensation from Municipal Income Shares*	Aggregate Compensation from Taxable Multi- Sector Income Shares*

Jorge A. Bermudez	$2,691	$3,221	$18,319	$2,955
Michael J. Downey	$2,645	$3,175	$18,273	$2,909
Onur Erzan	$0	$0	$0	$0
Nancy P. Jacklin	$2,741	$3,299	$19,093	$3,018
Jeanette W. Loeb	$2,788	$3,370	$20,036	$3,078
Carol C. McMullen	$3,138	$3,774	$21,892	$3,455
Garry L. Moody	$4,056	$4,825	$26,717	$4,439
Marshall C. Turner, Jr.	$2,862	$3,392	$18,490	$3,126

Name of Advisory Board Member

Emilie D. Wrapp^	$669	$813	$5,258	$737

Name of Trustee	Total Compensation from the AB Fund Complex, including the Funds	Total Number of Investment Companies in the AB Fund Complex, including the Funds, as to which the Trustee is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, including the Funds, as to which the Trustee is a Director or Trustee
Jorge A. Bermudez	$330,000	28	81
Michael J. Downey	$330,000	28	81
Onur Erzan	$ 0	28	81
Nancy P. Jacklin	$358,875	28	81
Jeanette W. Loeb	$350,625	28	81
Carol C. McMullen	$379,500	28	81

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Garry L. Moody	$478,500	28	81
Marshall C. Turner, Jr.	$330,000	28	81

Name of Trustee	Total Compensation from the AB Fund Complex, including the Funds	Total Number of Investment Companies in the AB Fund Complex, including the Funds, as to which the Advisory Board Member is an Advisory Board Member	Total Number of Investment Portfolios within the AB Fund Complex, including the Funds, as to which the Advisory Board Member is an Advisory Board Member
Emilie D. Wrapp^	$0	28	81

___________________

*	Compensation paid by the Adviser.
^	As Ms. Wrapp was appointed as an Advisory Board member of the AB Funds effective January 1, 2024, she did not receive compensation during calendar year 2023. Effective January 1, 2024, she receives the same compensation as the Trustees of the Funds who are not “interested persons” of the Company.

As of August 1, 2023, the Trustees, Advisory Board member and Officers of the Company as a group owned less than 1% of the shares of the Fund.

Additional Information About the Funds’ Portfolio Manager(s)

CORPORATE INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Timothy Kurpis and Tiffanie Wong are the investment professionals1 primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds - Portfolio Managers” in the Prospectus. As of April 30, 2024, the portfolio managers owned none of the Fund’s equity securities.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Timothy Kurpis and Tiffanie Wong also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2024.

________________

1 Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Timothy Kurpis	2	$244,000,000	None	None
Tiffanie Wong	2	$244,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Timothy Kurpis	20	$7,267,000,000	1	$832,000,000
Tiffanie Wong	20	$7,267,000,000	1	$832,000,000

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Timothy Kurpis	430	$67,578,000,000	None	None
Tiffanie Wong	430	$67,578,000,000	None	None

IMPACT MUNICIPAL INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Impact Investment Team. Matthew J. Norton and Marc Uy are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Fund - Portfolio Managers” in the Prospectus. As of April 30, 2024, the portfolio managers owned none of the Fund’s equity securities.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Matthew J. Norton and Marc Uy also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of

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accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Matthew J. Norton	27	$21,454,000,000	None	None
Marc Uy	None	None	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Matthew J. Norton	13	$8,485,000,000	None	None
Marc Uy	1	$9,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Matthew J. Norton	12,036	$33,542,000,000	2	$117,000,000
Marc Uy	874	$930,000,000	None	None

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MUNICIPAL INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Daryl Clements, Matthew J. Norton and Andrew D. Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds - Portfolio Managers” in the Prospectus.

The dollar ranges of Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of April 30, 2024 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Daryl Clements	$100,001 - $500,000
Matthew J. Norton	None
Andrew D. Potter	None

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Daryl Clements, Matthew J. Norton and Andrew D. Potter also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daryl Clements	27	$18,183,000,000	None	None
Matthew J. Norton	27	$18,183,000,000	None	None
Andrew D. Potter	27	$18,183,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	13	$8,485,000,000	None	None
Matthew J. Norton	13	$8,485,000,000	None	None
Andrew D. Potter	13	$8,485,000,000	None	None

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daryl Clements	12,036	$33,542,000,000	2	$117,000,000
Matthew J. Norton	12,036	$33,542,000,000	2	$117,000,000
Andrew D. Potter	12,036	$33,542,000,000	2	$117,000,000

TAXABLE MULTI-SECTOR INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Scott A. DiMaggio and Matthew S. Sheridan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds - Portfolio Managers” in the Prospectus. As of April 30, 2024, the portfolio managers owned none of the Fund’s equity securities.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Scott A. DiMaggio and Matthew S. Sheridan also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Scott A. DiMaggio	9	$6,460,000,000	None	None
Matthew S. Sheridan	9	$6,460,000,000	None	None

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Scott A. DiMaggio	66	$2,554,000,000	None	None
Matthew S. Sheridan	66	$2,554,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Scott A. DiMaggio	26	$11,550,000,000	None	None
Matthew S. Sheridan	26	$11,550,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds and ETFs, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities

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transactions (except transactions in open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities (including IPOs). Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the

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liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units,

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and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUNDS

Distribution Agreement

The Company has entered into a Distribution Agreement (the “Distribution Agreement”) with ABI, the Funds’ principal underwriter, to permit ABI to distribute the Funds’ shares. ABI is not obligated to sell any specific amount of shares of a Fund and will purchase shares for resale only against orders therefor. Except as noted in the Prospectus, the Funds’ shares are distributed in a continuous offering.

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The Distribution Agreement continues in effect with respect to each Fund provided that such continuance is specifically approved at least annually by the Trustees or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Company). Most recently, the Trustees approved the continuance of the Distribution Agreement for an additional annual term at their meetings held on July 30-31, 2024.

All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Company with respect to any Fund without penalty at any time by a majority vote of the holders of the Fund’s outstanding voting securities, or by a majority vote of the independent Trustees or (b) by ABI. To terminate the Distribution Agreement, any party must give the other parties 60 days’ written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, is the Funds’ Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, acts as the Funds’ registrar, transfer agent and dividend disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares.

Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds did not engage in any securities lending activities during the most recent fiscal year.

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PURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under “Purchase and Sale of Shares—How to Buy Shares”.

General

Shares of the Funds are offered on a continuous basis at their NAV. Purchase orders are made based on instructions from your registered investment adviser to the broker-dealer who executes trades for your program or advised account. To make a purchase, your broker-dealer must submit a purchase order to the Funds’ transfer agent, ABIS, either directly or through an appropriate clearing agency (e.g. the National Securities Clearing Corporation – Fund/SERV). Participants in wrap-fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and administrative or other services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and other services. The Funds are not responsible for, and have no control over, the decision of any sponsor, adviser or intermediary to impose differing requirements as to the purchase, sale or exchange of shares.

Accounts can be opened only through your investment adviser. In order to open your account, the Funds, or your investment adviser, are required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification numbers) of owners/controlling persons. It will not be possible to establish your account without this information. If the Funds or your investment adviser are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law. Please contact your registered investment adviser for more details.

A Fund may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, to the extent permitted by law, a Fund reserves the right to merge or reorganize itself or a share class, or to close and liquidate itself or a share class at any time.

The public offering price of shares of a Fund is its NAV. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share NAV is computed as of the Fund Closing Time, which is the close of regular trading on each day the New York Stock Exchange (“Exchange”) is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of a Fund’s total assets, less its liabilities, by the total number of

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its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

A Fund will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined, as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time. Your investment adviser is responsible for transmitting any orders by a prescribed time to a Fund or its transfer agent. If the investment adviser receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day. Each Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Funds, a Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund’s shares will be shown on the books of the Funds’ transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Funds’ transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Shares of a Fund may be purchased and held through (i) accounts established under wrap-fee programs and other similar fee-based investment programs sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory, administrative and other services for compensation and (ii) accounts established for institutional advisory clients of the Adviser. A wrap fee or other similar fee or investment advisory fee may be charged by your investment adviser. If you are a participant in a wrap fee program or other similar fee-based investment program, you should read carefully the wrap-fee brochure or other literature provided to you by your investment adviser. The brochure or literature is required to include information about the fees charged by your adviser.

Frequent Purchases and Sales of Fund Shares

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that a Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these

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procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Funds calculate their NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as “price arbitrage”). A Fund may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds’ ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified

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by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short–term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with a bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, and the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. A Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If a Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, a Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund
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shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Combined Purchase Privilege. Purchases of Fund shares do not count towards combined purchase privileges of other AB funds.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under the heading “Investing in the Fund—How to Sell Shares”. A wrap-fee program or similar fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Funds that are different from those described herein. A “wrap fee” or similar fee may be charged by your investment adviser with respect to the purchase, sale or exchange of Fund shares made through such investment adviser.

Redemption

Subject only to the limitations described below, the Funds will redeem the shares of the Fund tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. The Funds expect that they will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day the redemption request is received in proper form by the Fund by the Fund Closing Time.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

Shares of a Fund may be held only by investors who meet the purchase eligibility criteria described above under “Purchase of Shares.” Each Fund intends to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) when the investor ceases to meet the purchase eligibility criteria, which may be based on information provided to the Fund from the investor’s intermediary of record. With respect to investors with shares subject to mandatory redemption, the Fund intends to provide advance notice of any such mandatory redemption to the investor’s intermediary of record.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Fund, in kind. The value of a shareholder’s shares on redemption or repurchase

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may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Redemptions Through Intermediaries

The Funds may redeem shares through ABI or your financial intermediary. The redemption price will be the NAV next determined after ABI receives the request, except that requests placed through selected dealers or agents before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day. Neither the Funds nor ABI charges a fee or commission in connection with the repurchase of shares. Normally, repurchases are settled by the shareholder as an ordinary transaction with or through the shareholder’s financial intermediary, who may charge the shareholder for this service.

General

The Funds reserve the right to close out an account that through redemption has remained below $1,000 for at least 90 days. Shareholders will receive 60 days’ written notice to increase the account value before the account is closed.

SHAREHOLDER SERVICES

The following information supplements that set forth in the Funds’ Prospectus under the heading “Investing in the Funds”.

Statements and Reports

Each shareholder of a Fund will receive semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Funds:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with applicable rules under the 1940 Act and the Fund’s pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Fund’s Board has designated the Adviser as the valuation designee (“Valuation Designee”) with responsibility for performing all fair valuations of each Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill its responsibilities as each Fund’s Valuation Designee, which operates under policies and procedures approved by each Fund’s Board to value a Fund’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in the Fund that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Valuation Designee.

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The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Funds use fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument.

The Board may suspend the determination of the Fund’s NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

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PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions of the Funds. The Funds’ portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Funds, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

The Adviser makes the decisions for the Funds and determines the broker or dealer to be used in each specific transaction. Most transactions for the Funds, including transactions in listed securities, are executed in the over-the counter market by market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Funds will be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Funds usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Funds have no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Funds to obtain the best execution for its transactions. Where best execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Funds. In connection with seeking best execution, the Funds do not consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the

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Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds.

Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for the Funds are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Funds and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., BSG France, S.A., Bernstein Institutional Services LLC and Bernstein Autonomous LLP (a United Kingdom broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Funds’ objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving

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similar securities during a comparable period of time. The Funds did not have any brokerage transactions with the Affiliated Broker during the most recent fiscal year.

The Funds paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years.

As of the end of the most recent fiscal year, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Fund	Broker/Dealer	Aggregate Value of Securities Held

Corporate Income Shares
	Citigroup, Inc.	$4,913,223
	Bank of America Corp.	$4,635,625
	Goldman Sachs Group, Inc. (The)	$1,396,989
	Morgan Stanley	$3,999,379
	JPMorgan Chase & Co.	$5,886,156
	Wells Fargo & Co.	$1,207,561
	Barclays PLC	$2,065,149
	Deutsche Bank AG/New York	$1,094,574
	Banco Santander SA	$2,266,720
	UBS Group AG	$1,519,357

Taxable Multi-Sector Income Shares
	Citigroup, Inc.	$2,809,790
	Morgan Stanley	$3,731,350
	Bank of America Corp	$4,079,325
	Goldman Sachs Group, Inc. (The)	$1,848,260
	JPMorgan Chase & Co.	$4,654,640
	Barclays PLC	$1,000,000
	HSBC Holdings PLC	$3,079,482
	Wells Fargo & Co.	$3,878,134

Disclosure of Portfolio Holdings

The Funds believe that the ideas of the Adviser’s investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of the Funds’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. The policies and procedures relating to disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings

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information where necessary to the Funds’ operation or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser’s website (www.ABfunds.com). The Adviser posts on the website a complete schedule of the Funds’ portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Funds, the market value of the Funds’ holdings, and the percentage of the Funds’ assets represented by the Funds’ holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Funds hold, a summary of the Funds’ top ten holdings (including name and the percentage of the Funds’ assets invested in each holding), and a percentage breakdown of the Funds’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Funds’ service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by NRSROs, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Funds’ portfolio securities. The Adviser does not expect to disclose information about the Funds’ portfolio holdings that is not publicly available to the Funds’ individual or institutional investors or to intermediaries that distribute the Funds’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Funds’ portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his or her designee) must determine that the Funds have a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Funds’ shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Funds or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

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The Adviser has established procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Fund Compliance Officer (or his or her designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determines that the disclosure serves a legitimate business purpose of the Funds and is in the best interest of the Funds’ shareholders. The Adviser’s Chief Compliance Officer (or his or her designee) approves disclosure only after considering the anticipated benefits and costs to the Funds and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Funds and their shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his or her designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his or her designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Funds’ portfolio holdings: (i) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communiqué International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Funds’ custodian in connection with its custody of the Funds’ assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Funds’ portfolio holdings information unless specifically authorized.

DIVIDENDS, DISTRIBUTIONS AND TAXES

General

U.S. Federal Income Taxation of Dividends, Distributions, and the Funds

The following discussion addresses certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the U.S. federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only

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limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provision of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the U.S. federal income tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or and individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the Internal Revenue Service (the “IRS”) and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (“FIFO”) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

Qualification of the Funds as Regulated Investment Companies

The Funds intend for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)       derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures contracts, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

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(b)       distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)       diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a)(i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

It is the present policy of a Fund to declare dividends from net investment income daily and distribute monthly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

A Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its

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capital gain net income for the twelve-month period ending on October 31 of such year or, if later, the last day of the Fund’s taxable year (i.e., November 30 or December 31), if a Fund so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which a Fund has made a “mark-to-market” election. For U.S. federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

CORPORATE INCOME SHARES AND TAXABLE MULTI-SECTOR INCOME SHARES

Dividends and Distributions. The Funds intend to make timely distributions of the Funds’ taxable income (including any net capital gain) so that the Funds will not be subject to U.S. federal income and excise taxes. Dividends of the Funds’ net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

Distributions from the Funds that are designated as “qualified dividend income” will generally be taxable to non-corporate shareholders at the same preferential tax rates applicable to long-term capital gains, provided that both the Funds and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Funds, it is expected that only a small portion, if any, of the Funds’ distributions would be treated as “qualified dividend income”.

Distributions of net capital gain from the sale of investments that the Funds owned for more than one year and are properly designated by the Funds as capital gain dividends (“Capital Gain Dividend”) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Distributions of net capital gain are not eligible for the dividends-received deduction in the case of corporate shareholders. Any dividend or distribution received by a shareholder on shares of the Funds will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder would be taxable to him or her as described above. The investment objective of the Funds is such that only a small portion, if any, of the Funds’ distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Long-term capital gains are subject to preferential tax rates in the hands of non-corporate taxpayers.

After the end of the calendar year, the Funds will notify shareholders of the U.S. federal income tax status of any distributions made by the Funds to shareholders during such year.

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Return of Capital Distributions. If the Funds make a distribution in excess of their current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in his shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his shares.

Dividends and distributions on the Funds’ shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Funds’ realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Funds’ NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when the Funds’ NAV also reflects unrealized losses.

Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale, exchange or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Funds for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale, exchange or redemption of shares of the Funds will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of the Funds held by a tax deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (currently at a rate of 24%) if such

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shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service IRS that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder’s income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Zero-Coupon Treasury Securities and Certain Other Debt Obligations. The Funds may make investments in zero-coupon treasury securities and certain other debt obligations that will produce income under the original issue discount rules of the Code. Such income may not be matched with a corresponding cash receipt by the Fund. Accordingly, the Funds may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions will be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Funds may realize a gain or loss from such sales. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures Contracts, Forward Contracts and Swap Agreements. The Funds’ transactions in futures contracts, options, swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Funds’ use of these types of transactions may result in the Funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

Passive Foreign Investment Companies. Equity investments by the Funds in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Funds to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to avoid the imposition of that tax. For example, the Funds may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case each Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of each Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet

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its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income”.

State and Local Taxation. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. Government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Funds’ investment in certain types of U.S. Government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. Government securities unless the Fund holds at least a required amount of U.S. Government securities. Accordingly, for residents of these states, distributions derived from the Funds’ investment in certain types of U.S. Government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. Government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. Government securities. To the extent that the Funds invest to a substantial degree in U.S. Government securities which are subject to favorable state and local tax treatment, shareholders of the Funds will be notified as to the extent to which distributions from the Funds are attributable to interest on such securities.

Taxation of Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of U.S. federal income tax law on a shareholder which is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the U.S. federal income tax consequences of being a shareholder in the Fund.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, the Funds are not required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“Interest-Related Dividends”), and (ii) with respect to

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distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (“Short-Term Capital Gains Dividends”), in each case to the extent such distributions are properly designated by the Funds.

Depending on the circumstances, each Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

IMPACT MUNICIPAL INCOME SHARES, MUNICIPAL INCOME SHARES

Alternative Minimum Tax. As a matter of fundamental policy, Impact Municipal Income Shares and Municipal Income Shares invest, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from U.S. federal income tax. Under current U.S. federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 which are “specified private activity bonds”, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals, though for regular U.S. federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds (“AMT-Subject Bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors in Impact Municipal Income Shares and Municipal Income Shares should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically, the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real

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and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of the Funds may be invested.

Dividends and Distributions. For shareholders’ U.S. federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by a Fund is not subject to U.S. federal income tax if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of tax-exempt obligations. The Funds intend to meet this requirement. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.

Substantially all of the dividends paid by the Funds are anticipated to be exempt from U.S. federal income taxes. See, however, “Investment Policies and Restrictions—Alternative Minimum Tax” above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from U.S. federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since a Fund’s investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Fund’s investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by a Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder’s holding period in his or her shares.

If a Fund’s distributions exceed its income and capital gains realized in any year and the Fund has current and accumulated earnings and profits for U.S. federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for U.S. federal income tax purposes.

After the end of the calendar year, the Funds will notify shareholders of the U.S. federal income tax status of any distributions made by the Fund to shareholders during such year.

Return of Capital Distributions. If the Funds make a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

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Dividends and distributions on the Funds’ shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when the Funds’ NAV also reflects unrealized losses.

Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale, exchange or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale, exchange or redemption of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (currently at a rate of 24%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the IRS that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder’s income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situation.

Zero-Coupon Municipal Securities. Under current U.S. federal income tax law, the Funds will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Funds, tax-exempt interest income attributable to the

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Funds from holding zero-coupon municipal securities. Current U.S. federal income tax law requires that a holder (such as the Funds) of a zero-coupon municipal security accrue as income each year a portion of the OID (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Funds do not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for the Funds not to be subject to U.S. federal income or excise taxes, the Funds may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Funds have actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

Options, Futures Contracts, Forward Contracts and Swap Agreements. A Fund’s transactions in futures contracts, options, swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

State and Local Taxation. Shareholders may be subject to state and local taxes on distributions from the Funds, including distributions which are exempt from U.S. federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the Funds in his particular state and locality.

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GENERAL INFORMATION

Description of the Fund

The Funds are series companies of the Company, a Massachusetts business trust organized on January 26, 2004. The Funds changed their names from “AllianceBernstein Corporate Income Shares”, “AllianceBernstein Municipal Income Shares” and “AllianceBernstein Taxable Multi-Sector Income Shares” to “AB Corporate Income Shares”, “AB Municipal Income Shares” and “AB Taxable Multi-Sector Income Shares”, respectively, on January 20, 2015. AB Impact Municipal Income Shares was organized in 2017.

The Funds are authorized to issue an unlimited number of shares of beneficial interest. All shares participate equally in dividends and distributions of each Fund, including any distributions in the event of a liquidation and upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares. Each Fund share is entitled to one vote for all purposes. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares of the Funds when duly issued will be fully paid and non-assessable.

The Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Funds.

The Board is authorized to reclassify and issue any unissued shares to any number of future portfolios of the Company without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any series would normally be entitled to one vote for all purposes. Generally, shares of all series would vote as a single series for the election of Trustees and on any other matter that affected both series in substantially the same manner. As to matters affecting each series differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held when required by federal or state law or in accordance with an undertaking by the Adviser to the SEC. Shareholders have available certain procedures for the removal of Trustees.

Shareholder and Trustee Liability

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Company. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by

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the Company or the Trustees. The Declaration of Trust provides for indemnification out of the Funds’ property for all loss and expense of any shareholder of the Funds held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Principal and Controlling Holders

CORPORATE INCOME SHARES

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 1, 2024. A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	1,491,635	6.75%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	8,828,187	39.97%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,330,262	6.02%

IMPACT MUNICIPAL INCOME SHARES

To the knowledge of the Fund, no persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 1, 2024. A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

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MUNICIPAL INCOME SHARES

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 1, 2024. A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	96,573,931	8.03%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E., 2nd Fl. Jacksonville, FL 32246-6484	222,064,150	19.08%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	202,485,144	17.39%

TAXABLE MULTI-SECTOR INCOME SHARES

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more the outstanding shares of the Fund as of August 1, 2024. A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	3,254,911	7.53%

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Name and Address	Number of Shares	% of Shares

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E., 2nd Fl. Jacksonville, FL 32246-6484	6,383,894	14.77%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	6,189,522	14.32%

Custodian and Accounting Agent

State Street, c/o State Street Corporation, One Congress Street, Suite 1, Boston, MA 02114, acts as the Funds’ Custodian and as accounting agent for the assets of the Funds but plays no part in deciding on the purchase or sale of portfolio securities.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the principal underwriter of shares of the Funds, and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, NY 10001, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix B.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon

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request, by calling (800) 227-4618; or on or through the Funds’ website at www.abfunds.com; or both; and (ii) on the SEC’s website at www.sec.gov.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s broker or other investment adviser or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares for the fiscal year ended April 30, 2024 and the report of Ernst & Young LLP, the independent registered public accounting firm for the Funds, are incorporated herein by reference to each Fund’s annual report. The annual report was filed on Form N-CSR with the SEC on July 5, 2024. This report is available without charge upon request by calling ABIS at (800) 227-4618.

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APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

Securities Ratings

The ratings of fixed-income securities by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSROs may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch).

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

S&P Bond Ratings

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A-1

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B—Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC—Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC—Debt rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—Debt rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—Debt rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

NR—NR indicates that a rating has not been assigned or is no longer assigned.

Moody’s Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

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A—Bonds which are rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Bonds which are rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa—Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Municipal Loans

Moody’s highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody’s states that short-term municipal securities rated MIG-1/VMIG-1 are of superior quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or from demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of strong quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group. Loans bearing the MIG-3/VMIG-3 designation are of acceptable quality; liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. Loans bearing the SG designation are of speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’s highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay

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principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes of the term of the notes. Issues rated SP-3 have speculative capacity to pay principal and interest. A D rating is assigned upon failure to pay a note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Other Municipal Securities and Commercial Paper

“Prime-1” is the highest rating assigned by Moody’s for other short-term municipal securities and commercial paper, and “A-1+” and “A-1” are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody’s uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of “Prime”, while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of “A”.

Fitch Ratings

International Long-Term Credit Ratings

AAA—Bonds considered to be investment grade and of the highest credit quality. The AAA ratings denote the lowest expectation of credit risk and are assigned only in cases of exceptionally strong capacity for payment of financial commitments, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The AA ratings denote expectations of very low credit risk and indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds considered to be investment grade and of high credit quality. The A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Bonds considered to be investment grade and of good credit quality. The BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—Bonds are considered speculative and are indicative of an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B—Bonds are considered highly speculative. The B ratings indicate that material credit risk is present.

CCC—Bonds are considered to have substantial credit risk.

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CC—Bonds are considered to have very high levels of credit risk.

C—Bonds are considered to have exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the CCC to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

Fitch Ratings

International Short-Term Credit Ratings

F1—Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. Good intrinsic capacity for timely payments of financial commitments.

F3—Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility.

RD—Restricted Default. An entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

D—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, the debt instrument was taken private, or other reasons.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade,

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or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS Morningstar Ratings

AAA—Long-term debt rated AAA is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Long-term debt rated AA is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A—Long-term debt rated A is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Long-term debt rated BBB is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Long-term debt rated BB is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Long-term debt rated B is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

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All rating categories from AA to CCC also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Kroll Bond Ratings

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—Kroll defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Kroll may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

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Further Rating Distinctions

While ratings provide an assessment of the obligor’s capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the “underlying” issuers as well as the “primary” issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

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APPENDIX B:

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these

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guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek outpoints of view from various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our Equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals,

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capital changes and anti-takeover proposals, auditor proposals, shareholder access and environmental, social related proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the local market best practice code in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

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We recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor, if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the D.C. Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

Occasionally, we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

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Environmental, Social Related Disclosure Proposals Including Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

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Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

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